SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 31, 2002


             Credit Suisse First Boston Mortgage Securities Corp.,
            CSFB Mortgage Pass-Through Certificates, Series 2002-18


             Credit Suisse First Boston Mortgage Securities Corp.,
          ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                        333-77054                13-3320910
--------------------------------   -------------------    --------------------
(State or Other Jurisdiction of    (Commission            (I.R.S. Employer
       Incorporation)               File Number)          Identification No.)


                               11 Madison Avenue
                           New York, New York 10010
              --------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)


       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

Item 5.  Other Events.
---- -   ------------

         Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2002 (the "Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), GreenPoint Mortgage Funding, Inc., and Washington Mutual Mortgage Securities Corp., each as a seller (in such capacity, a "Seller") and a servicer (in such capacity, a "Servicer"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, a "Master Servicer"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), Bank One, National Association, as trustee (in such capacity, the "Trustee"), and JPMorgan Chase Bank, as trust administrator (in such capacity, the "Trust Administrator") providing for the issuance of the CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-18. The Certificates were issued on May 31, 2002. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- --  -------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of May 1, 2002, by and among the Company, the Sellers, the Servicers, the Master Servicer, the Special Servicer, the Trustee and the Trust Administrator.

                                  SIGNATURES


         Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 7, 2002.

                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                   SECURITIES CORP.



                                   By: /s/ Kevin Steele
                                      --------------------------------
                                      Name:  Kevin Steele
                                      Title:  Vice President

Exhibit Index
-------------


Exhibit                                                                   Page
-------                                                                   ----

99.1       Pooling and Servicing Agreement dated as of May 1, 2002,         5
           by and among the Company, the Sellers, the Servicers, the Master Servicer, the Special Servicer, the Trustee and the Trust Administrator.